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                                                              Exhibit 1.1
                                                              Draft of 5/16/00

                                3,000,000 Shares

                         NORTHEAST OPTIC NETWORKS, INC.

                                  Common Stock

                                ($.01 Par Value)


                             UNDERWRITING AGREEMENT








May____, 2000



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                                                                   May ___, 2000


WARBURG DILLON READ LLC
CREDIT SUISSE FIRST BOSTON CORPORATION,
as Managing Underwriters,
c/o Warburg Dillon Read LLC
299 Park Avenue
New York, New York  10171-0026

Ladies and Gentlemen:

    New England Business Trust, a Massachusetts business trust (the "Selling Stockholder"), proposes to sell to the underwriters named in Schedule A annexed hereto (the "Underwriters") an aggregate of 3,000,000 shares (the "Firm Shares") of common stock, $.01 par value (the "Common Stock"), of NorthEast Optic Network, Inc., a Delaware corporation (the "Company"). In addition, solely for the purpose of covering over-allotments, the Selling Stockholder proposes to grant to the Underwriters the option to purchase from the Selling Stockholder up to an additional 450,000 shares of Common Stock (the "Additional Shares"). The Firm Shares and the Additional Shares are hereinafter collectively sometimes referred to as the "Shares." The Shares are described in the Prospectus (as defined below).

    The Company has filed, in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder (collectively, the "Act"), with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3, (File No. 333- ) including a prospectus, relating to the Shares, which incorporates by reference documents which the Company has filed or will file in accordance with the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (collectively, the "Exchange Act"). The Company has furnished to you, for use by the Underwriters and by dealers, copies of one or more preliminary prospectuses and the documents incorporated by reference therein (each thereof, including the documents incorporated therein by reference, being herein called a "Preliminary Prospectus") relating to the Shares. Except where the context otherwise requires, the registration statement, as amended or supplemented when it becomes effective, including all documents filed as a part thereof or incorporated by reference therein, and including any information contained in a prospectus subsequently filed with the Commission pursuant to Rule 424(b) under the Act and deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430(A) under the Act and also including any registration statement filed pursuant to Rule 462(b) under the Act, is herein called the "Registration Statement," and the prospectus, including all documents incorporated therein by reference, in the form filed by the Company with the Commission pursuant to Rule 424(b) under the Act on or before the second business day after the date hereof (or such earlier time as may be required under the Act) or, if no such filing is required, the form of final prospectus included in the Registration Statement at the time it became effective, is herein called the "Prospectus."

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    The Company, the Selling Stockholder and the Underwriters agree as follows:

    1. SALE AND PURCHASE. Upon the basis of the warranties and representations and subject to the terms and conditions herein set forth, the Selling Stockholder agrees to sell to the respective Underwriters and each of the Underwriters, severally and not jointly, agrees to purchase from the Selling Stockholder the respective number of Firm Shares set forth opposite the name of such Underwriter in Schedule A annexed hereto at a purchase price of $ per share. The Company and the Selling Stockholder are advised by you that you intend (i) to make a public offering of their respective portions of the Firm Shares as soon after the effective date of the Registration Statement as in your judgment is advisable and (ii) initially to offer the Firm Shares upon the terms set forth in the Prospectus. You may from time to time increase or decrease the public offering price after the initial public offering to such extent as you may determine.

    In addition, the Selling Stockholder hereby grants to the several Underwriters the option to purchase, and upon the basis of the warranties and representations and subject to the terms and conditions herein set forth, the Underwriters shall have the right to purchase, severally and not jointly, from the Selling Stockholder ratably in accordance with the number of Firm Shares to be purchased by each of them (subject to such adjustment as you shall determine to avoid fractional shares), all or a portion of the Additional Shares as may be necessary to cover over-allotments made in connection with the offering of the Firm Shares, at the same purchase price per share to be paid by the Underwriters to the Selling Stockholder for the Firm Shares. This option may be exercised by you on behalf of the several Underwriters at any time (but not more than once) on or before the thirtieth day following the date hereof, by written notice to the Company and the Selling Stockholder. Such notice shall set forth the aggregate number of Additional Shares as to which the option is being exercised, and the date and time when the Additional Shares are to be delivered (such date and time being herein referred to as the "Option Closing Date"); PROVIDED, HOWEVER, that the Option Closing Date shall not be earlier than the Closing Date (as defined below) nor earlier than the second business day(1) after the date on which the option shall have been exercised nor later than the tenth business day after the date on which the option shall have been exercised. The number of Additional Shares to be sold to each Underwriter shall be the number set forth opposite the name of such Underwriter on Schedule A annexed hereto.

    2. PAYMENT AND DELIVERY. Payment of the purchase price for the Firm Shares shall be made to the Selling Stockholder by Federal Funds wire transfer, against delivery of the certificates for the Firm Shares to you through the facilities of the Depository Trust Company ("DTC") for the respective accounts of the Underwriters. Such payment and delivery shall be made at the offices of Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York

-----------------------
(1) As used herein "business day" shall mean a day on which the New York Stock Exchange is open for trading.

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10019, at 10:00 A.M., New York City time, on , 2000 (unless another time shall be agreed to by you, the Company and the Selling Stockholder or unless postponed in accordance with the provisions of Section 10 hereof). The time at which such payment and delivery are actually made is hereinafter sometimes called the "Closing Date." Certificates for the Firm Shares shall be delivered to you in definitive form in such names and in such denominations as you shall specify no later than the second business day preceding the Closing Date. For the purpose of expediting the checking of the certificates for the Firm Shares by you, the Selling Stockholder agrees to make such certificates available to you for such purpose at least one full business day preceding the Closing Date.

    Payment of the purchase price for the Additional Shares shall be made at the Option Closing Date in the same manner and at the same offices as the payment for the Firm Shares. Certificates for the Additional Shares shall be delivered to you in definitive form in such names and in such denominations as you shall specify no later than the second business day preceding the Option Closing Date. For the purpose of expediting the checking of the certificates for the Additional Shares by you, the Selling Stockholder agrees to make such certificates available to you for such purpose at least one full business day preceding the Option Closing Date.

    3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND THE SELLING STOCKHOLDER. The Company and the Selling Stockholder, jointly and severally, represent and warrant to each of the Underwriters that:

    (a) the Company has not received, and has no notice of, any order of the Commission preventing or suspending the use of any Preliminary Prospectus, or instituting proceedings for that purpose, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act; if the Registration Statement has become effective, no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or threatened by the Commission; when the Registration Statement became effective or becomes effective, the Registration Statement and the Prospectus fully complied or will fully comply in all material respects with the provisions of the Act, and the Registration Statement did not or will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Prospectus did not or will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; PROVIDED, HOWEVER, that neither the Company nor the Selling Shareholder makes any warranty or representation with respect to any statement contained in the Registration Statement or the Prospectus in reliance upon and in conformity with information concerning the Underwriters and furnished in writing by or on behalf of any Underwriter through you to the Company expressly for use in the Registration Statement or the Prospectus; the documents incorporated by reference in the Prospectus, at the time they were filed with the Commission, complied in all material respects with the requirements of the Exchange Act, and do not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and the Company has not distributed any offering material in connection

                                       3

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with the offering or sale of the Shares other than the Registration
Statement, the Preliminary Prospectus, the Prospectus or any other materials, if any, permitted by the Act;

    (b) as of December 31, 1999, the Company has an authorized capitalization as set forth under the heading entitled "December 31, 1999" in the section of the Prospectus entitled "Capitalization;" all of the issued and outstanding shares of capital stock, including the Shares, have been duly and validly authorized and issued and are fully paid and non-assessable, have been issued in compliance with all federal and state securities laws, were not issued in violation of any statutory and contractual preemptive right, resale right, right of first refusal or similar right and are free and clear of any security interest, claim, lien or other encumbrance;

    (c) the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with full corporate power and authority to own, lease and operate its properties and conduct its business as described in the Prospectus;

    (d) the Company is duly qualified or licensed to do business as a foreign corporation in good standing in each jurisdiction where the ownership, leasing or operation of its properties or the conduct of its business requires such qualification or license, except where the failure to be so qualified or licensed would not have a material adverse effect on the business, properties, condition (financial or otherwise) or results of operation of the Company and its Subsidiaries (as defined below) taken as a whole (a "Material Adverse Effect");

    (e) the Company has no "significant" subsidiaries (as such term is defined in the Act) other than NEON Securities Corp., NEON Acquisition, Inc., NEON Communications, Inc., NorthEast Optic Network of Connecticut, Inc. and NorthEast Optic Network of New York, Inc. (collectively, the "Subsidiaries"); the Company owns __% of the outstanding common stock of ____________; other than the Subsidiaries, the Company does not own, directly or indirectly, any shares of stock or any other equity or long-term debt securities of any corporation or have any equity interest in any firm, partnership, joint venture, association or other entity; complete and correct copies of the certificates of incorporation and of the bylaws of the Company and the Subsidiaries and all amendments thereto have been delivered to you, and except as set forth in the exhibits to the Registration Statement, no changes therein will be made subsequent to the date hereof and prior to the Closing Date or, if later, the Option Closing Date; each Subsidiary has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus; each Subsidiary is duly qualified or licensed to do business as a foreign corporation in good standing in each jurisdiction where the ownership, leasing or operation of its properties or the conduct of its business requires such qualification or license, except where the failure to be so qualified or licensed would not have a Material Adverse Effect; the Company and each of its Subsidiaries are in compliance in all material respects with the laws, orders, rules, regulations and directives issued or administered by such jurisdictions; all of the outstanding shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable and (except as otherwise described in this Section 3(e)) are owned by the Company free and clear of any security interest, claim, lien or other encumbrance and were not issued in

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violation of any statutory and contractual preemptive right, resale right, right of first refusal or similar right; no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligation into shares of capital stock or ownership interests in the Subsidiaries are outstanding;

    (f) none of the Company, any of its Subsidiaries or the Selling Stockholder is in breach of, or in default under (nor has any event occurred which with notice, lapse of time, or both would result in any breach of, or constitute a default under), its respective charter or by-laws or in the performance or observance of any obligation, agreement, covenant or condition contained in any license, indenture, mortgage, deed of trust, bank loan, credit agreement or other evidence of indebtedness, or any lease, contract or other agreement or instrument to which the Company, any of its Subsidiaries or the Selling Stockholder is a party or by which any of them or any of their respective properties is bound; the execution, delivery and performance of this Agreement, the sale of the Shares and the consummation of the transactions contemplated hereby will not conflict with, or result in any breach of or constitute a default under (nor constitute any event which with notice, lapse of time, or both would result in any breach of, or constitute a default under), any provisions of the charter or by-laws of the Company, any of its Subsidiaries, or the Selling Stockholder or under any provision of any license, indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any lease, contract or other agreement or instrument to which the Company, any of its Subsidiaries or the Selling Shareholder is a party or by which any of them or their respective properties may be bound or affected, or under any federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to the Company, any of its Subsidiaries or the Selling Shareholder;

    (g) this Agreement has been duly authorized, executed and delivered by the Company and is a legal, valid and binding agreement of the Company enforceable in accordance with its terms;

    (h) the capital stock of the Company, including the Shares, conforms in all material respects to the description thereof contained in the Prospectus and the certificates for the Shares are in due and proper form and the holders of the Shares will not be subject to personal liability by reason of being such holders;

    (i) no approval, authorization, consent or order of or filing with any national, state or local governmental or regulatory commission, board, body, authority or agency is required to be obtained or made by the Company or the Selling Shareholder in connection with the sale of the Shares or the consummation by the Company and the Selling Shareholder of the transactions as contemplated hereby, except such as have been obtained or made under the Act or the Exchange Act, any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters or under the rules and regulations of the National Association of Securities Dealers, Inc. (the "NASD");

    (j) there are no contracts, agreements or understandings between the Company and any person granting such person (i) the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered

                                       5

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pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act, or (ii) any preemptive rights, co-sale rights, rights of first refusal or other rights to purchase any of the securities of the Company other than those that have been expressly waived prior to the date hereof;

    (k) Arthur Andersen LLP, whose report on the consolidated financial statements of the Company and its Subsidiaries is filed with the Commission as part of the Registration Statement and Prospectus, are independent public accountants as required by the Act;

    (l) each of the Company and its Subsidiaries has all necessary licenses, authorizations, consents and approvals and has made all necessary filings required under any federal, state, local or foreign law, regulation or rule, and has obtained all necessary authorizations, consents and approvals from other persons, in order to conduct its respective business; neither the Company nor any of its Subsidiaries is in violation of, or in default under, any such license, authorization, consent or approval or any federal, state, local or foreign law, regulation or rule or any decree, order or judgment applicable to the Company or any of its Subsidiaries the effect of which could have a Material Adverse Effect and neither the Company nor any of its Subsidiaries have received any notice of proceeding relating to the revocation or modification of any such license, authorization, consent or approval that, if determined adversely to the Company or any of its Subsidiaries, could result in a Material Adverse Effect;

    (m) all statutes, regulations, legal or governmental proceedings, contracts, leases or documents of a character required to be described in the Prospectus or to be filed as an exhibit to the Registration Statement have been so described or filed as required;

    (n) there are no actions, suits, claims, investigations or proceedings pending, threatened, or, to the knowledge of the Company or the Selling Stockholder, contemplated to which the Company, any of its Subsidiaries, the Selling Stockholder or any of their respective officers is a party or of which any of their respective properties is subject at law or in equity, or before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency which (i) could result in a judgment, decree or order having a Material Adverse Effect, (ii) would materially and adversely affect the ability of the Company to perform its obligations contemplated hereby, or (iii) are otherwise material in the context of the sale of the Shares;

    (o) the audited financial statements included in the Registration Statement and the Prospectus present fairly the consolidated financial position of the Company and its Subsidiaries as of the dates indicated and the consolidated results of operations and cash flows of the Company and its Subsidiaries for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles in the United States applied on a consistent basis during the periods involved;

    (p) subsequent to the respective dates as of which information is given in the Prospectus, there has not been (i) any material adverse change, or any development or event which, in the Company's reasonable judgment, is likely to cause a material adverse change, in the business, properties or assets described or referred to in the Prospectus or the results of operations,

                                       6

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condition (financial or otherwise), business or operations of the Company and its Subsidiaries taken as a whole, (ii) any transaction which is material to the Company or its Subsidiaries, except transactions in the ordinary course of business, (iii) any obligation, direct or contingent, which is material to the Company and its Subsidiaries taken as a whole, incurred by the Company or its Subsidiaries, except obligations incurred in the ordinary course of business,
(iv) any change in the capital stock or outstanding indebtedness of the Company or its Subsidiaries or (v) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company. Neither the Company nor its Subsidiaries has any material contingent obligation which is not disclosed in the Prospectus;

    (q) the Company has obtained the agreement of the Selling Stockholder and of each of its directors and officers and certain of its other stockholders not to sell, offer or agree to sell, contract to sell, pledge, hypothecate, grant any option to sell or otherwise dispose of, directly or indirectly, any shares of Common Stock or securities convertible into or exchangeable or exercisable for Common Stock or warrants or other rights to purchase Common Stock or any other securities that are substantially similar to Common Stock for a period of 90 days after the date of the Prospectus, without the prior written consent of Warburg Dillon Read LLC;

    (r) there are no contracts, agreements or understandings between the Company, the Selling Stockholder, and any person that would give rise to a valid claim against the Company, the Selling Stockholder or any Underwriter for a brokerage commission, finder's fee or other like payment in connection with sale of Shares contemplated hereby;

    (s) the Company and its Subsidiaries have good and marketable title to all real properties and all other properties and assets owned by them, in each case free from liens, encumbrances and defects that would materially affect the value thereof or materially interfere with the use made or to be made thereof by them; except as disclosed in the Prospectus, the Company and its Subsidiaries hold any leased real or personal property under valid and enforceable leases with no exceptions that would materially interfere with the use made or to be made thereof by them; and except as disclosed in the Prospectus, the Company and its Subsidiaries hold easements, indefeasible rights of use and rights-of-way under valid and enforceable agreements with no exceptions that would materially interfere with the use made or to be made thereof by them;

    (t) no labor dispute with the employees of the Company or any of its Subsidiaries exists or, to the knowledge of the Company or the Selling Shareholder, is imminent that might have a material adverse effect on the Company and its Subsidiaries taken as a whole;

    (u) the Company and its Subsidiaries own, possess or can acquire on reasonable terms, adequate trademarks, trade names and other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property (collectively, "intellectual property rights") necessary to conduct the business now operated by them, or presently employed by them, and have not received any notice of infringement of or conflict with asserted rights of others with respect to any intellectual property rights that, if determined adversely to the Company or any of its Subsidiaries, could individually or in the aggregate reasonably be expected to have a Material Adverse Effect;

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    (v) neither the Company nor any of its Subsidiaries (i) is in violation of any statute, rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, "environmental laws"), (ii) owns or operates any real property contaminated with any substance that is subject to any environmental laws, (iii) is liable for any off-site disposal or contamination pursuant to any environmental laws, or (iv) is subject to any claim relating to any environmental laws, which violation, contamination, liability or claim could individually or in the aggregate reasonably be expected to have a Material Adverse Effect and neither the Company nor the Selling Shareholder is aware of any pending investigation which might lead to such a claim;

    (w) neither the Company nor the Selling Shareholder is currently and, after giving effect to the sale of the Shares will be, an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act");

    (x) except as disclosed in the Prospectus, neither the Company nor any of its Subsidiaries are currently, nor will the conduct of their business as described in Prospectus cause any of them to be in the future, subject to the provisions of the Communications Act of 1934, as amended by the Telecommunications Act of 1996 (the "Communications Act") or to any rules, regulations and policies of the Federal Communications Commission (the "FCC") related thereto; and

    (y) the Company and its Subsidiaries are in compliance in all material respects with all federal, state and local telecommunications laws, rules, regulations and policies to which they are subject, including, with respect to the Subsidiaries, the Communications Act and the related rules, regulations and policies of the FCC.

    4. REPRESENTATIONS AND WARRANTIES OF THE SELLING STOCKHOLDER. The Selling Stockholder represents and warrants to each Underwriter that:

    (a) the Selling Stockholder has been duly organized and is validly existing as a business trust under the laws of the Commonwealth of Massachusetts, with full corporate power and authority to enter into the transactions contemplated hereunder;

    (b) the Selling Stockholder now is and at the time of delivery of such Shares (whether the Closing Date or the Option Closing Date, as the case may be) will be, the lawful owner of the number of Shares to be sold by the Selling Stockholder pursuant to this Agreement and has and, at the time of delivery thereof, will have valid and marketable title to such Shares, and upon delivery of and payment for such Shares (whether at the Closing Date or the Option Closing Date, as the case may be), the Underwriters will acquire valid and marketable title to such Shares free and clear of any claim, lien, encumbrance, security interest, community property right, restriction on transfer or other defect in title;

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    (c) the Selling Stockholder has and at the time of delivery of such Shares
(whether the Closing Date or the Option Closing Date, as the case may be) will have, full legal right, power and authority, and any approval required by law (other than those imposed by the Act and the securities or blue sky laws of certain jurisdictions), to sell, assign, transfer and deliver such Shares in the manner provided in this Agreement;

    (c) this Agreement has been duly authorized, executed and delivered by the Selling Stockholder and is a legal, valid and binding agreement of the Selling Stockholder enforceable in accordance with its terms;

    (d) the sale of the Shares pursuant to this Agreement is not prompted by any information concerning the Company which is not set forth in the Prospectus; and the Selling Shareholder has not taken and will not take, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares pursuant to the distribution contemplated by this Agreement, and other than as permitted by the Act, the Selling Shareholder has not distributed and will not distribute, prior to completion of the distribution of the Shares, any prospectus or other offering material in connection with the offering and sale of the Shares; and

    (e) except as set forth in the Selling Shareholder questionnaire signed by the Selling Shareholder and delivered to the Underwriters, such Selling Shareholder is neither a member of the NASD nor "affiliated" with nor a "person associated with" such a member as contemplated by the rules of the NASD.

    5. CERTAIN COVENANTS OF THE COMPANY. The Company hereby agrees with the Underwriters and the Selling Shareholder:

    (a) to furnish such information as may be required and otherwise to cooperate in qualifying the Shares for offering and sale under the securities or blue sky laws of such states as you may designate and to maintain such qualifications in effect so long as required for the distribution of the Shares; PROVIDED, HOWEVER, the Company shall not be required to qualify as a foreign corporation or to consent to the service of process under the laws of any such state (except service of process with respect to the offering and sale of the Shares); and to promptly advise you of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

    (b) to make available to the Underwriters in New York City, as soon as practicable after the Registration Statement becomes effective, and thereafter from time to time to furnish to the Underwriters, as many copies of the Prospectus (or of the Prospectus as amended or supplemented if the Company shall have made any amendments or supplements thereto after the effective date of the Registration Statement) as the Underwriters may request for the purposes contemplated by the Act; in case any Underwriter is required to deliver a prospectus within the nine-month period referred to in Section 10(a)(3) of the Act in connection with the sale of the Shares, the Company will prepare promptly upon request, but at the expense of such Underwriter, such amendment or amendments to the Registration Statement and such prospectuses as may be necessary to permit compliance with the requirements of Section 10(a)(3) of the Act;

    (c) to advise you promptly and (if requested by you) to confirm such advice in writing, (i) when the Registration Statement has become effective and when any post-effective amendment thereto becomes effective and (ii) if Rule 430A under the Act is used, when the Prospectus is filed with the Commission pursuant to Rule 424(b) under the Act (which the Company agrees to file in a timely manner under such Rules);

    (d) to advise you promptly, confirming such advice in writing, of any request by the Commission for amendments or supplements to the Registration Statement or Prospectus or for additional information with respect thereto, or of notice of institution of proceedings for, or the entry of a stop order suspending the effectiveness of the Registration Statement and, if the Commission should enter a stop order suspending the effectiveness of the Registration Statement, to make every reasonable effort to obtain the lifting or removal of such order as soon as possible; to advise you promptly of any proposal to amend or supplement the Registration Statement or Prospectus including by filing any documents that would be incorporated therein by reference and to file no such amendment or supplement to which you shall object in writing;

    (e) to file promptly all reports and any definitive proxy or information statement required to be filed by the Company with the Commission in order to comply with the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Shares, and to promptly notify you of such filing;

    (f) if necessary or appropriate, to file a registration statement pursuant to Rule 462(b) under the Act; (g) to furnish to you promptly and, upon request, to each of the other Underwriters for a period of three years from the date of this Agreement (i) copies of any reports or other communications which the Company shall send to its stockholders or shall from time to time publish or publicly disseminate, (ii) copies of all annual, quarterly and current reports filed with the Commission on Forms 10-K, 10-Q and 8-K, or such other similar form as may be designated by the Commission, (iii) copies of documents or reports filed with any national securities exchange on which any class of securities of the Company is listed, and (iv) such other information as you may reasonably request regarding the Company or its Subsidiaries, which such other information shall be kept confidential by the Underwriters;

    (h) to advise the Underwriters and the Selling Stockholder promptly of the happening of any event known to the Company within the time during which a Prospectus relating to the Shares is required to be delivered under the Act which, in the judgment of the Company, would require the making of any change in the Prospectus then being used, or in the information incorporated therein by reference, so that the Prospectus would not include an untrue statement of material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading, and, during such time, to prepare and furnish, at the Company's expense, to the Underwriters promptly such amendments or supplements to such Prospectus as may be necessary to reflect any such change and to furnish you a copy of such proposed amendment or supplement before filing any such amendment or supplement with the Commission;

    (i) to make generally available to its security holders, and to deliver to you, an earning statement of the Company (which will satisfy the provisions of Section 11(a) of the Act) covering a period of twelve months beginning after the effective date of the Registration Statement (as defined in Rule 158(c) of the Act) as soon as is reasonably practicable after the termination of such twelve-month period but not later than the Availability Date. For the purpose of the preceding sentence, "Availability Date" means the 45th day after the end of the fourth fiscal quarter following the fiscal quarter in which the Registration Statement became effective, except that, if such fourth fiscal quarter is the last quarter of the Company's fiscal year, "Availability Date" means the 90th day after the end of such fourth fiscal quarter;

    (j) to furnish to its shareholders as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, shareholders' equity and of cash flow of the Company for such fiscal year, accompanied by a copy of the certificate or report thereon of nationally recognized independent certified public accountants;

    (k) to furnish to you three signed copies of the Registration Statement, as initially filed with the Commission, and of all amendments thereto (including all exhibits thereto and documents incorporated by reference therein) and sufficient conformed copies of the foregoing (other than exhibits) for distribution to each of the other Underwriters;

    (l) to furnish to you as early as practicable prior to the Closing Date and the Option Closing Date, as the case may be, but not later than two business days prior thereto, a copy of the latest available unaudited interim consolidated financial statements, if any, of the Company and its Subsidiaries which have been read by the Company's independent certified public accountants, as stated in their letter to be furnished pursuant to Section 8(c) hereof;

    (m) not to issue, sell, offer or agree to sell, contract to sell, pledge, hypothecate, grant any option to sell or otherwise dispose of, directly or indirectly, any shares of Common Stock or securities convertible into or exchangeable or exercisable for Common Stock or warrants or other rights to purchase Common Stock or any other securities of the Company that are substantially similar to Common Stock or permit the registration under the Act of any shares of Common Stock, except for the registration of the Shares and the sales to the Underwriters pursuant to this Agreement and except for issuances of Common Stock upon the exercise of outstanding options, warrants and debentures, for a period of 90 days after the date of the Prospectus, without the prior written consent of Warburg Dillon Read LLC; and

    (n) to use its best efforts to maintain the listing of the Common Stock on the Nasdaq Stock Market's National Market.

    6. CERTAIN COVENANTS OF THE COMPANY AND THE SELLING STOCKHOLDER. The Company and the Selling Stockholder agree with each Underwriter as follows:

    (a) the Company will pay all expenses, fees and taxes (other than any transfer taxes and fees and disbursements of counsel for the Underwriters except as set forth under Section 7 hereof , (iii) or (iv) below or Section 6(b)) in connection with (i) the preparation and filing of the Registration Statement, each Preliminary Prospectus, the Prospectus, and any amendments or supplements thereto, and the printing and furnishing of copies of each thereof to the Underwriters and to dealers (including costs of mailing and shipment), (ii) the sale and delivery of the Shares by the Selling Stockholder, (iii) the word processing and/or printing of this Agreement, any Agreement Among Underwriters, any dealer agreements, any Statements of Information and the reproduction and/or printing and furnishing of copies of each thereof to the Underwriters and to dealers (including costs of mailing and shipment), (iv) the qualification of the Shares for offering and sale under state laws and the determination of their eligibility for investment under state law as aforesaid (including the legal fees and filing fees and other disbursements of counsel to the Underwriters) and the printing and furnishing of copies of any blue sky surveys or legal investment surveys to the Underwriters and to dealers, (v) listing of the Shares on the Nasdaq Stock Market's National Market and any registration thereof under the Exchange Act, (vi) the filing for review of the public offering of the Shares by the NASD, and (vii) the performance of the Company's and the Selling Stockholder's other obligations hereunder;

    (b) the Selling Stockholder will pay, or reimburse the Company for, the following expenses: (i) one hundred percent (100%) of the Company's out-of-pocket expenses incurred in connection with the road show, (ii) seventy-five percent (75%) of the Company's legal fees and expenses related to the preparation of the Registration Statement, (iii) fifty percent (50%) of the expenses incurred in conniption with the printing of the Registration Statement, each Preliminary Prospectus, the Prospectus, and any amendments or supplements thereto, and fifty percent (50%) of the accounting fees incurred in connection with the Registration Statement; PROVIDED HOWEVER, that in no event will the Selling Stockholder be required to pay to or reimburse the Company an amount that exceeds in the aggregate $575,000.

    (c) the Selling Shareholder agrees to pay or cause to be paid all taxes, if any, on the transfer and sale of the Shares;

    (d) the Selling Stockholder agrees to deliver to Warburg Dillon Read LLC on or prior to the Closing Date a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof); and

    (e) the Selling Stockholder agrees, and will cause each of its trustees to agree, not to sell, offer or agree to sell, contract to sell, pledge, hypothecate, grant any option to sell or otherwise dispose of, directly or indirectly, any shares of Common Stock or securities convertible into or exchangeable or exercisable for Common Stock or warrants or other rights to purchase Common Stock or any other securities that are substantially similar to Common Stock for a period of 90 days after the date of the Prospectus, without the prior written consent of Warburg Dillon Read LLC; [PROVIDED HOWEVER, the Selling Stockholder may, upon notification to Warburg Dillion Read LLC, sell, agree to sell or contract to sell any of its shares of Common Stock to Northeast Utilities or Central Maine Power Company].

    7. REIMBURSEMENT OF UNDERWRITERS' EXPENSES. If the Shares are not delivered for any reason other than the termination of this Agreement pursuant to the first two paragraphs of Section 10 hereof or the default by one or more of the Underwriters in its or their respective obligations hereunder, the Company shall, in addition to paying the amounts described in Section 6(a) hereof, reimburse the Underwriters for all of their out-of-pocket expenses, including the fees and disbursements of their counsel.

    8. CONDITIONS OF UNDERWRITERS' OBLIGATIONS. The several obligations of the Underwriters hereunder are subject to the accuracy of the representations and warranties on the part of the Company and the Selling Stockholder on the date hereof and at the Closing Date (and the several obligations of the Underwriters at the Option Closing Date are subject to the accuracy of the representations and warranties on the part of the Company and the Selling Stockholder on the date hereof and at the Closing Date (unless previously waived) and at the Option Closing Date, as the case may be), the performance by the Company and the Selling Stockholder of their obligations hereunder and to the following additional conditions precedent:

    (a) The Company shall furnish to you at the Closing Date and at the Option Closing Date, as the case may be, an opinion of Hale and Dorr LLP, counsel for the Company, addressed to the Managing Underwriters, and dated the Closing Date or the Option Closing Date, as the case may be, with reproduced copies for each of the other Underwriters and in form satisfactory to Willkie Farr & Gallagher, counsel for the Underwriters, stating that:

         (i) the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with full corporate power and authority to own, lease and operate its properties and conduct its business as described in the Prospectus;

         (ii) each of the Subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of its respective jurisdiction of incorporation with full corporate power and authority to own, lease and operate its respective properties and to conduct its respective business as described in the Prospectus;

         (iii) the Company and its Subsidiaries are duly qualified or licensed to do business as a foreign corporation by each jurisdiction in which they conduct their respective businesses and in which the failure, individually or in the aggregate, to be so qualified or licensed could have a Material Adverse Effect and the Company and its Subsidiaries are duly qualified or licensed, and are in good standing, in each jurisdiction in which they own or lease real property or maintain an office and in which such qualification or license is necessary; the Company and each of its Subsidiaries are in compliance in all material respects with the laws, orders, rules, regulations and directives issued or administered by such jurisdictions;

         (iv) this Agreement has been duly authorized, executed and delivered by the Company;

         (v) the Shares have been duly authorized and, when issued and delivered to the Underwriters, will be duly and validly authorized and issued and are fully paid and non-assessable;

         (vi) the Company has an authorized capitalization as set forth in the Prospectus; the outstanding shares of capital stock of the Company have been duly and validly authorized and issued, and are fully paid, non-assessable and have been issued in compliance with all federal and state securities laws; the Shares when issued will be free of statutory and contractual preemptive rights, resale rights, rights of first refusal and similar rights and the Shares are free and clear of any security interest, claim, lien or other encumbrance; the certificates for the Shares are in due and proper form and the holders of the Shares will not be subject to personal liability by reason of being such holders;

         (vii) other than the Subsidiaries, the Company does not own or control, directly or indirectly, any corporation, association or other entity; all of the outstanding shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable and, except as otherwise stated in the Prospectus, are owned by the Company, free and clear of any security interest, claim, lien or other encumbrance and were not issued in violation of any statutory and contractual preemptive right, resale right, right of first refusal or similar right; no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligation into shares of capital stock or ownership interests in the Subsidiaries are outstanding;

         (viii) the capital stock of the Company, including the Shares, conforms to the description thereof contained in the Prospectus;

         (ix) the Registration Statement and the Prospectus (except as to the financial statements and schedules and other financial and statistical data contained or incorporated by reference therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act;

         (x) the Registration Statement has become effective under the Act and, to the best of such counsel's knowledge, no stop order proceedings with respect thereto are pending or threatened under the Act and any required filing of the Prospectus and any supplement thereto pursuant to Rule 424 under the Act has been made in the manner and within the time period required by such Rule 424;

         (xi) no approval, authorization, consent or order of or filing with any national, state or local governmental or regulatory commission, board, body, authority or agency is required to be obtained or made by the Company in connection with the sale of the Shares and consummation by the Company of the transactions as contemplated hereby, except such as have been obtained or made under the Act or the Exchange Act (except such counsel need express no opinion as to any necessary qualification under the state securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters or under the rules and regulations of the NASD);

         (xii) the execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby do not and will not conflict with, or result in any breach of, or constitute a default under (nor constitute any event which with notice, lapse of time, or both, would result in any breach of or constitute a default under), any provisions of the charter or by-laws of the Company or any of its Subsidiaries or under any provision of any license, indenture, mortgage, deed of trust, bank loan, credit agreement or other evidence of indebtedness, or any lease, contract or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which any of them or their respective properties may be bound or affected, or under any federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to the Company or any of its Subsidiaries;

         (xiii) to the best of such counsel's knowledge, neither the Company nor any of its Subsidiaries is in violation of its charter or by-laws or is in breach of, or in default under (nor has any event occurred which with notice, lapse of time, or both would result in any breach of, or constitute a default under), any license, indenture, mortgage, deed of trust, bank loan, credit agreement or other evidence of indebtedness, or any lease, contract or any other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which any of them or their respective properties may be bound or affected or under any federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to the Company or any of its Subsidiaries;

         (xiv) to the best of such counsel's knowledge, there are no statutes, regulations, contracts, licenses, agreements, leases or documents of a character which are required to be filed as exhibits to the Registration Statement or to be summarized or described in the Prospectus which have not been so filed, summarized or described;

         (xv) to the best of such counsel's knowledge, there are no actions, suits, claims, investigations or proceedings pending, threatened or contemplated to which the Company, any of its Subsidiaries or any of their respective officers is subject or of which any of their respective properties is subject at law or in equity or before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency which are required to be described in the Prospectus but are not so described;

         (xvi) the documents incorporated by reference in the Registration Statement and Prospectus, when they were filed (or, if an amendment with respect to any such document was filed, when such amendment was filed) with the Commission, complied as to form in all material respects with the Exchange Act (except as to the financial statements and schedules and other financial and statistical data contained or incorporated by reference therein as to which such counsel need express no opinion);

         (xvii) the Company will not, upon consummation of the transactions contemplated by this Agreement, be an "investment company," or a "promoter" or "principal underwriter" for, a "registered investment company," as such terms are defined in the Investment Company Act of 1940, as amended;

         (xviii) there are no contracts, agreements or understandings between the Company and any person granting such person (i) the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act, or
    (ii) any statutory and contractual preemptive rights, co-sale rights, rights of first refusal or other rights to purchase any of the securities of the Company other than those that have been expressly waived prior to the date hereof;

         (xix) the statements in the Prospectus under the captions "Prospectus Summary -- Recent Developments," "Risk Factors -- The expansion of our network in New York City requires regulatory approval, which has encountered delays," "Risk Factors -- Each of our agreements with Consolidated Edison Communications and Exelon Corporation are subject to possible termination if the closing under that agreement does not occur by June 9, 2000," "Risk Factors -- RISKS RELATING TO OUR RIGHTS-OF-WAY," "Risk Factors -- RISKS RELATING TO GOVERNMENT REGULATION," "Business -- RIGHTS-OF-WAY AGREEMENTS," "Business -- "CONSOLIDATED EDISON COMMUNICATIONS AGREEMENT AND EXELON CORPORATION AGREEMENT," "Business -- GOVERNMENTAL REGULATION" and "Principal and Selling Stockholders -- Agreement with Principal Stockholders" insofar as they constitute summaries of the legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings and fairly summarize the matters referred to therein; and

         (xx) such counsel have participated in conferences with officers and other representatives of the Company, counsel for the Selling Stockholder, officers and other representatives of the Selling Stockholder, representatives of the independent public accountants of the Company and representatives of the Underwriters at which the contents of the Registration Statement and Prospectus were discussed and, although such counsel is not passing upon and does not assume responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or Prospectus (except as and to the extent stated in subparagraphs (vi) and (viii) above), on the basis of the foregoing, nothing has come to the attention of such counsel that causes them to believe that the Registration Statement or any amendment thereto at the time such Registration Statement or amendment became effective contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus or any supplement thereto at the date of such Prospectus or such supplement, and at all times up to and including the Closing Date or the Option Closing Date, as the case may be, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no opinion with respect to the financial statements and schedules and other financial and statistical data included in the Registration Statement or Prospectus).

    (b) You shall have received at the Closing Date and at the Option Closing Date, as the case may be, an opinion of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, regulatory counsel for the Company, addressed to the Managing Underwriters, and dated the Closing Date or the Option Closing Date, as the case may be, with reproduced copies for each of the other Underwriters and in the form satisfactory to Willkie Farr & Gallagher, counsel for the Underwriters, stating that:

         (i) the statements in the Prospectus under the captions "Risk Factors--- RISKS RELATING TO GOVERNMENT REGULATION" and "Business -- REGULATION", insofar as they constitute summaries of the legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings and fairly summarize the matters referred to therein;

         (ii) notwithstanding the fact that the Company conducts its business as, depending on the circumstances, either (a) an unregulated provider of fiber capacity, or (b) a provider of telecommunications, as that term is defined in the Communications Act of 1934, as amended, the Company has the legal right to obtain access to all poles, ducts, conduits, and rights-of-way that it needs to construct and operate its network;

         (iii) the Company has obtained all regulatory licenses, certificates, permits, and authorizations, if any, required by the FCC and any state regulatory agency with direct regulatory jurisdiction over telecommunications in the state in which the Company currently offers fiber capacity ("State Regulatory Agency"), for the provision of telecommunications, and the Company has not received any notice of proceedings relating to the revocation or modification of any such license, certificate, permit, or authorization; and

         (iv) to the best of such counsel's knowledge, the Company is not in violation of, or in default under, any provision of the Communications Act of 1934, as amended, any rule or regulation of the FCC, any statutory provision for which a State Regulatory Agency has enforcement responsibility, any State Regulatory Agency rule or regulation, or any municipal rule or regulation, the effect of which, singly or in the aggregate, would have a material adverse effect on the Company.

    (c) The Selling Stockholder shall furnish to you at the Closing Date and at the Option Closing Date, as the case may be, an opinion of Swindler Berlin Shereff Friedman, LLP, counsel for the Selling Stockholder, addressed to the Managing Underwriters, and dated the Closing Date or the Option Closing Date, as the case may be, with reproduced copies for each of the other Underwriters, and in form and substance satisfactory to Willkie Farr & Gallagher, counsel for the Underwriters, stating that:

         (i) the Selling Stockholder has been duly organized and is validly existing as a business trust under the laws of the Commonwealth of Massachusetts, with full corporate power and authority to enter into the transactions contemplated hereunder;

         (ii) this Agreement has been duly executed and delivered by or on behalf of the Selling Stockholder;

         (iii) the Selling Stockholder has full legal right and power, and has obtained any authorization or approval required by law (other than those imposed by the Act and the securities or blue sky laws of certain jurisdictions), to sell, assign, transfer and deliver the Shares in the manner provided in this Agreement;

         (iv) delivery of certificates for the Shares by the Selling Stockholder pursuant hereto will pass valid and marketable title thereto to the Underwriters, free and clear of any claim, lien, encumbrance, security interest, community property right, restriction on transfer or other defect in title;

         (v) to the best of such counsel's knowledge, the statements in the Prospectus under the caption "Principal and Selling Stockholders" insofar as such statements constitute a summary of the matters referred to therein present fairly the information called for with respect to such matters;

         (vi) no approval, authorization, consent or order of or filing with any national, state or local governmental or regulatory commission, board, body, authority or agency is required to be obtained or made by the Selling Stockholder in connection with the sale of the Shares and consummation by the Selling Stockholder of the transactions as contemplated hereby, except such as have been obtained or made under the Act or the Exchange Act (except such counsel need express no opinion as to any necessary qualification under the state securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters or under the rules and regulations of the NASD);

         (vii) the execution, delivery and performance of this Agreement by the Selling Stockholder and the consummation by the Selling Stockholder of the transactions contemplated hereby do not and will not conflict with, or result in any breach of, or constitute a default under (nor constitute any event which with notice, lapse of time, or both, would result in any breach of or constitute a default under), any provisions of the charter or by-laws of the Selling Stockholder or under any provision of any license, indenture, mortgage, deed of trust, bank loan, credit agreement or other evidence of indebtedness, or any lease, contract or other agreement or instrument to which the Selling Stockholder is a party or by which its properties may be bound or affected, or under any federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to the Selling Shareholder;

         (viii) to the best of such counsel's knowledge, the Selling Stockholder is not in violation of its charter or by-laws or is in breach of, or in default under (nor has any event occurred which with notice, lapse of time, or both would result in any breach of, or constitute a default under), any license, indenture, mortgage, deed of trust, bank loan, credit agreement or other evidence of indebtedness, or any lease, contract or any other agreement or instrument to which the Selling Stockholder is a party or by which its properties may be bound or affected or under any federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to the Selling Stockholder;

         (ix) to the best of such counsel's knowledge, there are no actions, suits, claims, investigations or proceedings pending, threatened or contemplated to which the Selling Stockholder or any of its respective officers is subject or of which its properties is subject at law or in equity or before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency which are required to be described in the Prospectus but are not so described; and

         (x) such counsel have participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants of the Company and representatives of the Underwriters at which the contents of the Registration Statement and Prospectus were discussed and, although such counsel is not passing upon and does not assume responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or Prospectus, on the basis of the foregoing, nothing has come to the attention of such counsel that causes them to believe that the Registration Statement or any amendment thereto at the time such Registration Statement or amendment became effective contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus or any supplement thereto at the date of such Prospectus or such supplement, and at all times up to and including the Closing Date or the Option Closing Date, as the case may be, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no opinion with respect to the financial statements and schedules and other financial and statistical data included in the Registration Statement or Prospectus).

         (d) You shall have received from Arthur Andersen LLP, letters dated, respectively, the date of this Agreement and the Closing Date and the Option Closing Date, as the case may be, and addressed to the Underwriters (with reproduced copies for each of the Underwriters) in the forms heretofore approved by Warburg Dillon Read LLC.

         (e) You shall have received at the Closing Date and at the Option Closing Date, as the case may be, the opinion of Willkie Farr & Gallagher, counsel for the Underwriters, dated the Closing Date or the Option Closing Date, as the case may be, as to the matters referred to in subparagraphs (iv), (v),
(viii) (with respect to the Shares only), (ix) and (x) of paragraph (a) of this
Section 8.

         In addition, such counsel shall state that such counsel have participated in conferences with officers and other representatives of the Company, counsel for the Company, counsel for the Selling Stockholder, officers and other representatives of the Selling Stockholder, representatives of the independent public accountants of the Company and representatives of the Underwriters at which the contents of the Registration Statement and Prospectus and related matters were discussed and, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and Prospectus (except as to matters referred to with respect to the Shares under subparagraph (viii) of paragraph (a) of this Section 8), on the basis of the foregoing (relying as to materiality to a large extent upon the opinions of officers and other representatives of the Company), no facts have come to the attention of such counsel which lead them to believe that the Registration Statement or any amendment thereto at the time such Registration Statement or amendment became effective contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus as of its date or any supplement thereto as of its date contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no comment with respect to the financial statements and schedules and other financial and statistical data included in the Registration Statement or Prospectus).

         (f) No amendment or supplement to the Registration Statement or Prospectus, including documents deemed to be incorporated by reference therein, shall be filed prior to the time the Registration Statement becomes effective to which you object in writing.

         (g) The Registration Statement shall become effective, or if Rule 430A under the Act is used, the Prospectus shall have been filed with the Commission pursuant to Rule 424(b) under the Act, at or before 5:00 P.M., New York City time, on the date of this Agreement, unless a later time (but not later than 5:00 P.M., New York City time, on the second full business day after the date of this Agreement) shall be agreed to by the Company, the Selling Stockholder and you in writing or by telephone, confirmed in writing; PROVIDED, HOWEVER, that the Company, the Selling Stockholder and you and any group of Underwriters, including you, who have agreed hereunder to purchase in the aggregate at least 50% of the Firm Shares may from time to time agree on a later date.

         (h) Prior to the Closing Date or the Option Closing Date, as the case may be, (i) no stop order with respect to the effectiveness of the Registration Statement shall have been issued under the Act or proceedings initiated under
Section 8(d) or 8(e) of the Act; (ii) the Registration Statement and all amendments thereto, or modifications thereof, if any, shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and (iii) the Prospectus and all amendments or supplements thereto, or modifications thereof, if any, shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading.

         (i) Between the time of execution of this Agreement and the Closing Date or the Option Closing Date, as the case may be, (i) no material and unfavorable change, financial or otherwise (other than as referred to in the Registration Statement and Prospectus), in the business, condition or prospects of the Company and its Subsidiaries taken as a whole shall occur or become known and (ii) no transaction which is material and unfavorable to the Company shall have been entered into by the Company or any of its Subsidiaries.

         (j) The Company will, at the Closing Date or the Option Closing Date, as the case may be, deliver to you a certificate of two of its executive officers to the effect that the representations and warranties of the Company as set forth in this Agreement are true and correct as of each such date, that the Company shall perform such of its obligations under this Agreement as are to be performed at or before the Closing Date or the Option Closing Date, as the case may be, and the conditions set forth in paragraphs (h) and (i) of this Section 8 have been met.

         (k) You shall have received signed letters, dated the date of this Agreement, from the Selling Stockholder and each of the directors and officers of the Company and certain of its other stockholders to the effect that such persons shall not sell, offer or agree to sell, contract to sell, grant any option to sell, pledge, hypothecate or otherwise dispose of, directly or indirectly, any shares of Common Stock or securities convertible into or exchangeable or exercisable for Common Stock or warrants or other rights to purchase Common Stock or any other securities of the Company that are substantially similar to the Common Stock for a period of 90 days after the date of the Prospectus without prior written consent of Warburg Dillon Read LLC.

         (l) The Company and the Selling Stockholder shall have furnished to you such other documents and certificates as to the accuracy and completeness of any statement in the Registration Statement and the Prospectus as of the Closing Date and the Option Closing Date, as the case may be, as you may reasonably request.

         (m) The Company shall maintain the listing of the Common Stock on the Nasdaq Stock Market's National Market.

         (n) The Selling Stockholder will at the, Closing Date or the Option Closing Date, as the case may be, deliver to you a certificate of the Selling Stockholder to the effect that the representations and the warranties of the Selling Stockholder as set forth in this Agreement are true and correct as of each such date.

         (o) If any condition specified in this Section 8 shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Managing Underwriters by notice to the Company and the Selling Stockholder at any time at or prior to the Closing Date or the Option Closing Date, as the case may be, and such termination shall be without liability of any party to any other party except as provided in Section 7 and except that Sections 3, 4 and 11 shall survive any such termination and remain in full force and effect.

         9. EFFECTIVE DATE OF AGREEMENT; TERMINATION. This Agreement shall become effective (i) if Rule 430A under the Act is not used, when you shall have received notification of the effectiveness of the Registration Statement, or
(ii) if Rule 430A under the Act is used, when the parties hereto have executed and delivered this Agreement.

         The obligations of the several Underwriters hereunder shall be subject to termination in the absolute discretion of you or any group of Underwriters (which may include you) which has agreed to purchase in the aggregate at least 50% of the Firm Shares, if, since the time of execution of this Agreement or the respective dates as of which information is given in the Registration Statement and Prospectus, (y) there has been any material adverse and unfavorable change, financial or otherwise (other than as referred to in the Registration Statement and Prospectus), in the operations, business, condition or prospects of the Company and its Subsidiaries taken as a whole, which would, in your judgment or in the judgment of such group of Underwriters, make it impracticable to market the Shares, or (z) there shall have occurred any downgrading, or any notice shall have been given of (i) any intended or potential downgrading or (ii) any review or possible change that does not indicate an improvement, in the rating accorded any securities of or guaranteed by the Company or any Subsidiary by any "nationally recognized statistical rating organization," as that term is defined in Rule 436(g)(2) under the Act or, if, at any time prior to the Closing Date or, with respect to the purchase of any Additional Shares, the Option Closing Date, as the case may be, trading in securities on the New York Stock Exchange, the American Stock Exchange or the NASDAQ National Market shall have been suspended or limitations or minimum prices shall have been established on the New York Stock Exchange, the American Stock Exchange or the NASDAQ National Market or if a banking moratorium shall have been declared either by the United States or New York State authorities, or if the United States shall have declared war in accordance with its constitutional processes or there shall have occurred any material outbreak or escalation of hostilities or other national or international calamity or crisis of such magnitude in its effect on the financial markets of the United States as, in your judgment or in the judgment of such group of Underwriters, to make it impracticable to market the Shares.

         If you or any group of Underwriters elects to terminate this Agreement as provided in this Section 9, the Company, the Selling Stockholder and each other Underwriter shall be notified promptly by letter or telegram.

         If the sale to the Underwriters of the Shares, as contemplated by this Agreement, is not carried out by the Underwriters for any reason permitted under this Agreement or if such sale is not carried out because the Company or the Selling Stockholder, as the case may be, shall be unable to comply with any of the terms of this Agreement, the Company or the Selling Stockholder, as the case may be, shall not be under any obligation or liability under this Agreement (except to the extent provided in Sections 6(a), 7 and 11 hereof), and the Underwriters shall be under no obligation or liability to the Company and the Selling Stockholder under this Agreement (except to the extent provided in Section 11 hereof) or to one another hereunder.

         10. INCREASE IN UNDERWRITERS' COMMITMENTS. Subject to Sections 8 and 9, if any Underwriter shall default in its obligation to take up and pay for the Firm Shares to be purchased by it hereunder (otherwise than for reasons sufficient to justify the termination of this Agreement under the provisions of
Section 9 hereof) and if the number of Firm Shares which all Underwriters so defaulting shall have agreed but failed to take up and pay for does not exceed 10% of the total number of Firm Shares, the non-defaulting Underwriters shall take up and pay for (in addition to the number of Firm Shares they are obligated to purchase pursuant to Section 1 hereof) the number of Firm Shares agreed to be purchased by all such defaulting Underwriters, as hereinafter provided. Such Firm Shares shall be taken up and paid for by such non-defaulting Underwriter or Underwriters in such amount or amounts as you may designate with the consent of each Underwriter so designated or, in the event no such designation is made, such Firm Shares shall be taken up and paid for by all non-defaulting Underwriters pro rata in proportion to the aggregate number of Firm Shares set opposite the names of such non-defaulting Underwriters in Schedule A.

         Without relieving any defaulting Underwriter from its obligations hereunder, the Company and the Selling Stockholder agree with the non-defaulting Underwriters that they will not sell any Firm Shares hereunder unless all of the Firm Shares are purchased by the Underwriters (or by substituted Underwriters selected by you with the approval of the Company or selected by the Company with your approval).

         If a new Underwriter or Underwriters are substituted by the Underwriters or by the Company for a defaulting Underwriter or Underwriters in accordance with the foregoing provision, the Company or you shall have the right to postpone the Closing Date for a period not exceeding five business days in order that any necessary changes in the Registration Statement and Prospectus and other documents may be effected.

         The term Underwriter as used in this agreement shall refer to and include any Underwriter substituted under this Section 10 with like effect as if such substituted Underwriter had originally been named in Schedule A.

         If the aggregate number of Firm Shares which the defaulting Underwriter or Underwriters agreed to purchase exceeds 10% of the total number of Firm Shares which all Underwriters agreed to purchase hereunder, and if neither the non-defaulting Underwriters nor the Company shall make arrangements within the five business day period stated above for the purchase of all the Firm Shares which the defaulting Underwriter or Underwriters agreed to purchase hereunder, this Agreement shall be terminated without further act or deed and without any liability on the part of the Company and the Selling Stockholder to any non-defaulting Underwriter and without any liability on the part of any non-defaulting Underwriter to the Company and the Selling Stockholder. Nothing in this paragraph, and no action taken hereunder, shall relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

         11. INDEMNITY AND CONTRIBUTION.

         (a) The Company and the Selling Stockholder jointly and severally agree to indemnify, defend and hold harmless each Underwriter, its partners, directors and officers, and any person who controls any Underwriter within the meaning of
Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, any such Underwriter or any such person may incur under the Act, the Exchange Act, the Common Law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company) or in a Prospectus (the term Prospectus for the purpose of this Section 11 being deemed to include any Preliminary Prospectus, the Prospectus and the Prospectus as amended or supplemented by the Company), or arises out of or is based upon any omission or alleged omission to state a material fact required to be stated in either such Registration Statement or Prospectus or necessary to make the statements made therein not misleading, except insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information furnished in writing by or on behalf of any Underwriter through you to the Company expressly for use with reference to such Underwriter in such Registration Statement or such Prospectus or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in either such Registration Statement or Prospectus or necessary to make such information not misleading.

         If any action, suit or proceeding (together, a "Proceeding") is brought against an Underwriter or any such person in respect of which indemnity may be sought against the Company or the Selling Stockholder pursuant to the foregoing paragraph, such Underwriter or such person shall promptly notify the Company and the Selling Stockholder in writing of the institution of such Proceeding and the Company or the Selling Stockholder, as the case may be, shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses; PROVIDED, HOWEVER, that the omission to so notify the Company or the Selling Stockholder shall not relieve the Company or the Selling Stockholder from any liability which the Company or the Selling Stockholder may have to any Underwriter or any such person or otherwise. Such Underwriter or such controlling person shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such Underwriter or of such person unless the employment of such counsel shall have been authorized in writing by the Company or the Selling Stockholder in connection with the defense of such Proceeding or the Company or the Selling Stockholder shall not have, within a reasonable period of time in light of the circumstances, employed counsel to have charge of the defense of such Proceeding or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from, additional to or in conflict with those available to the Company or the Selling Stockholder (in which case the Company or the Selling Stockholder shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the Company or the Selling Stockholder, as the case may be, and paid as incurred (it being understood, however, that the Company or the Selling Stockholder shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related Proceedings in the same jurisdiction representing the indemnified parties who are parties to such Proceeding). The Company or the Selling Stockholder shall not be liable for any settlement of any such Proceeding effected without its written consent, but if settled with the written consent of the Company or the Selling Stockholder, the Company or the Selling Stockholder agrees to indemnify and hold harmless any Underwriter and any such person from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this paragraph, then the indemnifying party agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (i) such settlement is entered into more than 60 business days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party at least 30 days' prior notice of its intention to settle. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding and does not include an admission of fault, culpability or a failure to act, by or on behalf of such indemnified party.

         (b) Each Underwriter severally agrees to indemnify, defend and hold harmless the Company, its directors and officers, the Selling Stockholder and its directors and officers and any person who controls the Company or the Selling Stockholder within the meaning of Section 15 of the Act, or Section 20 of the Exchange Act from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, the Company, the Selling Stockholder or any such person may incur under the Act, the Exchange Act, or Common Law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use with reference to such Underwriter in the Registration Statement (or in the Registration Statement as amended by or on behalf of any post-effective amendment thereof by the Company) or in a Prospectus, or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in such Registration Statement or Prospectus or necessary to make such information not misleading.

         If any Proceeding is brought against the Company, the Selling Stockholder or any such person in respect of which indemnity may be sought against any Underwriter pursuant to the foregoing paragraph, the Company, the Selling Stockholder or such person shall promptly notify such Underwriter in writing of the institution of such Proceeding and such Underwriter shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses; PROVIDED, HOWEVER, that the omission to so notify such Underwriter shall not relieve such Underwriter, from any liability which such Underwriter may have to the Company, the Selling Stockholder or any such person or otherwise. The Company, the Selling Stockholder or such person shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Company, the Selling Stockholder or such person unless the employment of such counsel shall have been authorized in writing by such Underwriter in connection with the defense of such Proceeding or such Underwriter shall not have employed counsel to have charge of the defense of such Proceeding or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to or in conflict with those available to such Underwriter (in which case such Underwriter shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties, but such Underwriter may employ counsel and participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such Underwriter), in any of which events such fees and expenses shall be borne by such Underwriter and paid as incurred (it being understood, however, that such Underwriter shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related Proceedings in the same jurisdiction representing the indemnified parties who are parties to such Proceeding). No Underwriter shall be liable for any settlement of any such Proceeding effected without the written consent of such Underwriter but if settled with the written consent of such Underwriter, such Underwriter agrees to indemnify and hold harmless the Company, the Selling Stockholder and any such person from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this paragraph, then the indemnifying party agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (i) such settlement is entered into more than 60 business days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party at least 30 days' prior notice of its intention to settle. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding.

         (c) If the indemnification provided for in this Section 11 is unavailable to an indemnified party under subsections (a) and (b) of this
Section 11 in respect of any losses, damages, expenses, liabilities or claims referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, damages, expenses, liabilities or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholder on the one hand and the Underwriters on the other hand from the offering of the Shares or if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Stockholder on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such losses, damages, expenses, liabilities or claims, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholder on the one hand and the Underwriters on the other shall be deemed to be in the same respective proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company and the Selling Stockholder and the total underwriting discounts and commissions received by the Underwriters, bear to the aggregate public offering price of the Shares. The relative fault of the Company and the Selling Stockholder on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Company, by the Selling Stockholder or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, damages, expenses, liabilities and claims referred to in this subsection shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating, preparing to defend or defending any claim or Proceeding.

         (d) The Company, the Selling Stockholder and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 11 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in subsection (c) above. Notwithstanding the provisions of this Section 11, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by such Underwriter and distributed to the public were offered to the public exceeds the amount of any damage which such Underwriter has otherwise been required to pay by reason of such untrue statement or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 11 are several in proportion to their respective underwriting commitments and not joint.

         (e) The indemnity and contribution agreements contained in this Section 11 and the covenants, warranties and representations of the Company and the Selling Stockholder contained in this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of any Underwriter, its directors and officers or any person (including each officer or director of such person) who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, or by or on behalf of the Company, its directors or officers, the Selling Stockholder or any person who controls the Company within the meaning of
Section 15 of the Act or Section 20 of the Exchange Act, and shall survive any termination of this Agreement or the issuance and delivery of the Shares. The Company, each Selling Stockholder and each Underwriter agree promptly to notify each other commencement of any Proceeding against it and, in the case of the Company, against any of the Company's officers or directors in connection with the sale of the Shares, or in connection with the Registration Statement or Prospectus.

         12. NOTICES. Except as otherwise herein provided, all statements, requests, notices and agreements shall be in writing or by telegram and, if to the Underwriters, shall be sufficient in all respects if delivered or sent to Warburg Dillon Read LLC, 299 Park Avenue, New York, N.Y. 10171-0026,
Attention: Syndicate Department, if to the Company, shall be sufficient in all respects if delivered or sent to the Company at the offices of the Company at 2200 West Park Drive, Westborough, MA 01881, Attention:
_____________ and, if to the Selling Stockholder, shall be sufficient in all respects if delivered or sent to the Selling Stockholder at [41 Anthony Avenue, Augusta, Maine 04330], Attention: _________________.

         13. GOVERNING LAW; CONSTRUCTION. This Agreement and any claim, counterclaim or dispute of any kind or nature whatsoever arising out of or in any way relating to this Agreement ("Claim"), directly or indirectly, shall be governed by, and construed in accordance with, the laws of the State of New York. The Section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.

         14. SUBMISSION TO JURISDICTION. Except as set forth below, no Claim may be commenced, prosecuted or continued in any court other than the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York, which courts shall have jurisdiction over the adjudication of such matters, and the Company and the Selling Stockholder consent to the jurisdiction of such courts and personal service with respect thereto. The Company and the Selling Stockholder hereby consent to personal jurisdiction, service and venue in any court in which any Claim arising out of or in any way relating to this Agreement is brought by any third party against Warburg Dillon Read LLC or any indemnified party. Each of Warburg Dillon Read LLC, the Company (on its behalf and, to the extent permitted by applicable law, on behalf of its stockholders and affiliates) and the Selling Stockholder waives all right to trial by jury in any action, proceeding or counterclaim (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Agreement. The Company and the Selling Stockholder agree that a final judgment in any such action, proceeding or counterclaim brought in any such court shall be conclusive and binding upon the Company and the Selling Stockholder and may be enforced in any other courts in the jurisdiction of which the Company or the Selling Stockholder is or may be subject, by suit upon such judgment.

         15. PARTIES AT INTEREST. The Agreement herein set forth has been and is made solely for the benefit of the Underwriters, the Company, the Selling Stockholder and to the extent provided in Section 11 hereof the controlling persons, directors and officers referred to in such Section, and their respective successors, assigns, heirs, pursuant representatives and executors and administrators. No other person, partnership, association or corporation (including a purchaser, as such purchaser, from any of the Underwriters) shall acquire or have any right under or by virtue of this Agreement.

         16. COUNTERPARTS. This Agreement may be signed by the parties in one or more counterparts which together shall constitute one and the same agreement among the parties.

         17. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the Underwriters, the Company, the Selling Stockholder and their successors and assigns and any successor or assign of any substantial portion of the Company's, the Selling Stockholder's and any of the Underwriters' respective businesses and/or assets.

         18. [MISCELLANEOUS. Warburg Dillon Read LLC, an indirect, wholly owned subsidiary of [ ], is not a bank and is separate from any affiliated bank, including any U.S. branch or agency of Warburg Dillon Read LLC. Because Warburg Dillon Read LLC is a separately incorporated entity, it is solely responsible for its own contractual obligations and commitments, including obligations with respect to sales and purchases of securities. Securities sold, offered or recommended by Warburg Dillon Read LLC are not deposits, are not insured by the Federal Deposit Insurance Corporation, are not guaranteed by a branch or agency, and are not otherwise an obligation or responsibility of a branch or agency.]

         [A lending affiliate of Warburg Dillon Read LLC may have lending relationships with issuers of securities underwritten or privately placed by Warburg Dillon Read LLC. To the extent required under the securities laws, prospectuses and other disclosure documents for securities underwritten or privately placed by Warburg Dillon Read LLC will disclose the existence of any such lending relationships and whether the proceeds of the issue will be used to repay debts owed to affiliates of Warburg Dillon Read LLC.]

         If the foregoing correctly sets forth the understanding among the Company, the Selling Stockholder and the Underwriters, please so indicate in the space provided below for the purpose, whereupon this letter and your acceptance shall constitute a binding agreement among the Company, the Selling Stockholder and the Underwriters, severally.

                                        Very truly yours,

                                        NORTHEAST OPTIC NETWORK, INC.


                                        By:
                                               --------------------------
                                        Title:


                                        NEW ENGLAND BUSINESS TRUST


                                        By:
                                               --------------------------


Accepted and agreed to as of the date first above written, on behalf of themselves and the other several Underwriters named in Schedule A

WARBURG DILLON READ LLC
CREDIT SUISSE FIRST BOSTON


By:  WARBURG DILLON READ LLC


By:
    --------------------------
       Title:


By:
    --------------------------
       Title:

                                   SCHEDULE A



                                                                 Number of
UNDERWRITER                                                     FIRM SHARES
-----------                                                     -----------

WARBURG DILLON READ LLC
CREDIT SUISSE FIRST BOSTON








                                                                  ---------
                                       Total....................  3,000,000
                                                                  =========